Restructuring Activities (Notes)	12 Months Ended
Dec. 28, 2019
Restructuring and Related Activities [Abstract]
Restructuring Activities	Restructuring ActivitiesAs part of our restructuring activities, we incur expenses that qualify as exit and disposal costs under U.S. GAAP. These include severance and employee benefit costs and other exit costs. Severance and employee benefit costs primarily relate to cash severance, non-cash severance, including accelerated equity award compensation expense, and pension and other termination benefits. Other exit costs primarily relate to lease and contract terminations. We also incur expenses that are an integral component of, and directly attributable to, our restructuring activities, which do not qualify as exit and disposal costs under U.S. GAAP. These include asset-related costs and other implementation costs. Asset-related costs primarily relate to accelerated depreciation and asset impairment charges. Other implementation costs primarily relate to start-up costs of new facilities, professional fees, asset relocation costs, costs to exit facilities, and costs associated with restructuring benefit plans.
Employee severance and other termination benefit packages are primarily determined based on established benefit arrangements, local statutory requirements, or historical benefit practices. We recognize the contractual component of these benefits when payment is probable and estimable; additional elements of severance and termination benefits associated with non-recurring benefits are recognized ratably over each employee’s required future service period. Charges for accelerated depreciation are recognized on long-lived assets that will be taken out of service before the end of their normal service, in which case depreciation estimates are revised to reflect the use of the asset over its shortened useful life. Asset impairments establish a new fair value basis for assets held for disposal or sale, and those assets are written down to expected net realizable value if carrying value exceeds fair value. All other costs are recognized as incurred.
Restructuring Activities:
We have restructuring programs globally, which are focused primarily on workforce reduction and factory closure and consolidation. In 2019, we eliminated approximately 400 positions related to these programs. As of December 28, 2019, we expect to eliminate approximately 550 additional positions related to these programs primarily outside the U.S. due to the formation of the International zone in 2020. These programs resulted in expenses of $108 million in 2019, including $15 million of severance and employee benefit costs, $37 million of non-cash asset-related costs, and $55 million of other implementation costs, and $1 million of other exit costs. Restructuring expenses totaled $368 million in 2018 and $118 million in 2017.
Our net liability balance for restructuring project costs that qualify as exit and disposal costs under U.S. GAAP (i.e., severance and employee benefit costs and other exit costs) was (in millions):

	Severance and Employee Benefit Costs	Other Exit Costs	Total
Balance at December 29, 2018	$32	$33	$65
Charges/(credits)	15	1	16
Cash payments	(21)	(10)	(31)
Non-cash utilization	(4)	—	(4)
Balance at December 28, 2019	$22	$24	$46
We expect the liability for severance and employee benefit costs as of December 28, 2019 to be paid by the end of 2020. The liability for other exit costs primarily relates to lease obligations. The cash impact of these obligations will continue for the duration of the lease terms, which expire between 2020 and 2026.
Integration Program:
At the end of 2017, we had substantially completed our multi-year program announced following the 2015 Merger (the “Integration Program”), which was designed to reduce costs and integrate and optimize our combined organization, primarily in the U.S. and Canada reportable segments.
We incurred pre-tax costs related to the Integration Program of $92 million in 2018 and $316 million in 2017. No such expenses were incurred in 2019.
Total Expenses:
Total expense/(income) related to restructuring activities, including the Integration Program, by income statement caption, were (in millions):

	December 28, 2019	December 29, 2018	December 30, 2017
Severance and employee benefit costs - COGS	$(3)	$12	$9
Severance and employee benefit costs - SG&A	14	32	26
Severance and employee benefit costs - Other expense/(income)	4	6	(149)
Asset-related costs - COGS	29	59	191
Asset-related costs - SG&A	8	36	26
Other costs - COGS	22	123	264
Other costs - SG&A	32	35	67
Other costs - Other expense/(income)	2	157	—
	$108	$460	$434
We do not include our restructuring activities, including the Integration Program, within Segment Adjusted EBITDA (as defined in Note 22, Segment Reporting). The pre-tax impact of allocating such expenses to our segments would have been (in millions):

	December 28, 2019	December 29, 2018	December 30, 2017
United States	$37	$205	$270
International	29	41	69
Canada	18	176	34
General corporate expenses	24	38	61
	$108	$460	$434